                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report: September 26, 1996
(Date of earliest event reported)



                Residential Funding Mortgage Securities I, Inc.
             (Exact name of registrant as specified in its charter)


Delaware                                 333-4846                     75-2006294
--------                                 --------                     ----------
(State or Other Juris-                 (Commission              (I.R.S. Employer
diction of Incorporation)              File Number)          Identification No.)


      8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota        55437
      -------------------------------------------------------------        -----
              (Address of Principal Executive Office)                 (Zip Code)


       Registrant's telephone number, including area code:(612) 832-7000
                                                          --------------

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                                      -2-


Items 1 through 4, Item 6 and Item 8 are not included because they are not applicable.


Item 5.   Other Events.
          ------------

          On September 26, 1996, the Registrant caused the issuance and sale of Mortgage Pass-Through Certificates, Series 1996-S20 (the "Certificates") pursuant to a Pooling and Servicing Agreement dated as of September 1, 1996, among the Registrant, Residential Funding Corporation, as Master Servicer, and Bankers Trust Company, as Trustee.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------


     (a)  Financial Statements.
          --------------------
          Not applicable.

     (b)  Pro Forma Financial Information.
          --------------------------------
          Not applicable.

     (c) Exhibits (executed copies) - The following Exhibits to the Form S-3 Registration Statement of the Registrant were previously filed:

          Exhibit
          Number           Description

          7(c) Pooling and Servicing Agreement, dated as of September 1, 1996 among Residential Funding Mortgage Securities I, Inc., as company, Residential Funding Corporation, as master servicer, and Bankers Trust Company, as trustee.
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                                      -3-


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                             RESIDENTIAL FUNDING MORTGAGE
                                             SECURITIES I, INC.

                                             By: /s/   Randy Van Zee
                                                 --------------------
                                             Name:   Randy Van Zee
                                             Title:  Vice President



Dated: September 26, 1996
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                                      -4-

                                 EXHIBIT INDEX


           Item 601 (a) of
Exhibit    Regulation S-K
Number       Exhibit No.        Description       Format
---------  ---------------  --------------------  ------

7(c)              19            Pooling and         E
                            Servicing Agreement
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                                      -5-

                                  EXHIBIT 19

                       (Pooling and Servicing Agreement)